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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 11, 2002



                              W.P. CAREY & CO. LLC
             (Exact name of registrant as specified in its charter)



      DELAWARE                      001-13779                       13-3912578
------------------            ----------------------            --------------
(State of Organization)       (Commission File No.)             (IRS Employer
                                                                Identification
                                                                Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS.

On December 11, 2002, W. P. Carey & Co. LLC (the "Company") announced the appointment, effective immediately, of Nathaniel S. Coolidge to serve as an independent director of the Company. Mr. Coolidge will also serve as Chairman of the Company's Audit Committee and continue to serve as a member of W. P. Carey's Independent Investment Committee, which must approve all acquisitions before an investment can be made. W. P. Carey's Board is comprised of eight directors, three of which are management directors and five are outside directors. Mr. Coolidge replaced Donald E. Nickelson, who retired.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

    The following exhibit is filed as part of this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.
----------
Exhibit

 99.1                               Press Relase


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SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      W. P. CAREY & CO. LLC



                                        By:/s/  Gordon F. DuGan
                                           ----------------------
                                                Gordon F. DuGan





Date:  December 11, 2002